Exhibit 10.19

AMENDMENT OF THE

Omega Commercial Finance Corp. & Towers Real Estate Limited

Strategic Alliance Agreement

WHEREAS, both the original STRATEGIC ALLIANCE AGREEMENT as made and entered into as of April 1st 2012 by and between CCRE Capital LLC a wholly owned subsidiary of Omega Commercial Finance Corporation, herein after referenced as (“OMEGA”), and Towers Real Estate Limited a British Company, and its managing members, assignees, affiliates and agents herein after referenced as ("TOWERS") as collectively the (“Strategic Alliance” and or "Partners”) hereby state as follows as of the date herein the operating of  TOWERS (the "Subsidiary Strategic Alliance”) to undertake the acquisition, development, and renovation of existing buildings   (the “Project”).

Whereas: Flavio Zuanier (“Zuanier”) is responsible for transferring an additional forty-six (46%) ownership interest in TOWERS to (“OMEGA”) now totaling a controlling interest of Ninety-Five (95%) percent of the ownership interests in Towers Real Estate Limited a British Company., and (“TOWERS”) retaining Five (5%) ownership interest.

Whereas: Zuanier in consideration of transferring controlling interest to (“OMEGA”) shall receive One Million (1,000,000) shares of Omega Commercial Finance Corporation restricted stock authorized in the name of Flavio Zuanier.

Whereas: The (“Subsidiary Strategic Alliance”) will become a majority owned subsidiary of Omega Commercial Finance Corp effective only upon the consent of a PCAOB auditor and the Form 8-K SEC  filing by  (“OMEGA”s) management.

Whereas:  (“OMEGA”) has controlling Interest in the amount of Ninety-Five (95%) percent and twenty-five percent (25%) Profit Participating Interest pro rata for all mortgages, liens, operating expense, and or encumbrances the development/project herein of TOWER may have at time of disbursements of profits

Whereas:  Zuanier has a minority Interest in the amount of five (5%) percent and seventy-five percent (75%) Profit Participating Interest pro rata for all mortgages, liens, operating expense, and or encumbrances the development/project herein of TOWER may have at time of disbursements of profits

IN WITNESS WHEREOF, This Amendment of the Agreement may be executed in counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered via photocopy, facsimile, or electronic mail attachment shall be deemed equivalent to original signature for all purposes.

CCRE Capital LLC &

OMEGA COMMERCIAL FINANCE CORP.

/s/Jon S. Cummings

_________________________________________

 Jon S. Cummings IV, President

DATE:    4 / 1  /2013

Towers Real Estate Limited

/s/ Flavio Zuanier

_________________________________________

Flavio Zuanier, CEO

DATE:   4 / 12  /2013